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                             AMENDMENT NO. 4 TO THE
                 MAY & SPEH, INC. EMPLOYEE STOCK OWNERSHIP PLAN


     The May & Speh, Inc. Employee Stock Ownership Plan (the "Plan"), as established and originally effective October 1, 1988, is hereby amended as follows:

                                       I.

     The third sentence of the third paragraph of Plan Section 7.4(a) is hereby deleted effective October 1, 1996.

                                      II.

     The second sentence of Plan Section 7.6(c) is hereby amended to read as follows:

     Except as provided in Section 7.6(b) regarding the purchase of Company Stock using a Participant's Other Investments Account, a Participant's Account shall be valued for distribution as of the Anniversary Date coincident with or next preceding the distribution date.

                                      III.

     Except as provided herein, the Plan shall remain in full force and effect.



     IN WITNESS WHEREOF, the undersigned duly authorized officer of May & Speh, Inc. has caused the foregoing Amendment No. 4 to the Plan to be executed this 5th day of March, 1997.

                                   May & Speh, Inc.



                                   By:   /s/ Willard E. Engel, Jr.
                                         Willard E. Engel, Jr.
                                         Treasurer/Chief Accounting Officer